Exhibit 99.2

THOR INVESTOR DAY 2019 | EHG BRAND STRATEGY Bad Waldsee , 14 October 2019

10 - 14 - 2019 THOR INVESTOR DAY 2019 2 Forward Looking Statements This presentation includes certain statements that are “forward looking” statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon Thor, and inherently involve uncertainties and risks . These forward looking statements are not a guarantee of future performance . We cannot assure you that actual results will not differ materially from our expectations . Factors which could cause materially different results include, among others, raw material and commodity price fluctuations ; raw material, commodity or chassis supply restrictions ; the impact of tariffs on material or other input costs ; the level and magnitude of warranty claims incurred ; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers ; the costs of compliance with governmental regulation ; legal and compliance issues including those that may arise in conjunction with recently completed transactions ; lower consumer confidence and the level of discretionary consumer spending ; interest rate fluctuations ; the potential impact of interest rate fluctuations on the general economy and specifically on our dealers and consumers ; restrictive lending practices ; management changes ; the success of new and existing products and services ; consumer preferences ; the ability to efficiently utilize production facilities ; the pace of acquisitions and the successful closing, integration and financial impact thereof ; the potential loss of existing customers of acquisitions ; our ability to retain key management personnel of acquired companies ; a shortage of necessary personnel for production ; the loss or reduction of sales to key dealers ; disruption of the delivery of units to dealers ; increasing costs for freight and transportation ; asset impairment charges ; cost structure changes ; competition ; the impact of potential losses under repurchase or financed receivable agreements ; the potential impact of the strength of the U . S . dollar on international demand for products priced in U . S . dollars ; general economic, market and political conditions ; the impact of changing emissions standards in the various jurisdictions in which our products are sold ; and changes to investment and capital allocation strategies or other facets of our strategic plan . Additional risks and uncertainties surrounding the acquisition of EHG include risks regarding the potential benefits of the acquisition and the anticipated operating value creation, the integration of the business, the impact of exchange rate fluctuations and unknown or understated liabilities related to the acquisition and EHG's business . These and other risks and uncertainties are discussed more fully in Item 1 A of our Annual Report on Form 10 - K for the year ended July 31 , 2019 . We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law .

EHG BRAND STRATEGY OUR HOUSE OF BRANDS 10 - 14 - 2019 THOR INVESTOR DAY 2019 3

TARGET GROUP SEGMENTATION THE PROBLEM WITH SOCIO - DEMOGRAPHIC PROFILES … 10 - 14 - 2019 THOR INVESTOR DAY 2019 4 Person #2 ▪ Born 1948 ▪ Grew up in England ▪ Married the 2nd time ▪ 2 children ▪ Successful in business ▪ Wealthy ▪ Spends his winter holidays in the Alps ▪ Likes dogs ▪ Born 1948 ▪ Grew up in England ▪ Married the 2nd time ▪ 2 children ▪ Successful in business ▪ Wealthy ▪ Spends his winter holidays in the Alps ▪ Likes dogs Person #1

TARGET GROUP SEGMENTATION THE PROBLEM WITH SOCIO - DEMOGRAPHIC PROFILES … 10 - 14 - 2019 THOR INVESTOR DAY 2019 5 Person #2 ▪ Born 1948 ▪ Grew up in England ▪ Married the 2nd time ▪ 2 children ▪ Successful in business ▪ Wealthy ▪ Spends his winter holidays in the Alps ▪ Likes dogs ▪ Born 1948 ▪ Grew up in England ▪ Married the 2nd time ▪ 2 children ▪ Successful in business ▪ Wealthy ▪ Spends his winter holidays in the Alps ▪ Likes dogs Person #1 Charles the Prince of Wales Ozzy the Prince of Darkness

TARGET GROUP SEGMENTATION WHAT WE KNOW FROM BRAIN RESEARCH 10 - 14 - 2019 THOR INVESTOR DAY 2019 6 ▪ More than 90% of our decisions are taken non - consciously ▪ All our decisions are taken 100% emotionally ▪ Conscious thinking > Neocortex, rational Processing speed : 40 Bits per second ▪ Non - Conscious thinking > Limbic System, emotional Processing speed : 11 Mio Bits per second ▪ Our brain avoids complexity : high energy consumption = stress Consistent messages can be processed more quickly = preferred

TARGET GROUP SEGMENTATION THE LIMBIC MAP : OUR MOTIVES, VALUES & EMOTIONS 10 - 14 - 2019 THOR INVESTOR DAY 2019 7

ERWIN HYMER GROUP

TARGET GROUP SEGMENTATION
THE 7 LIMBIC TYPES


Adventurers
Hedonists
Performers
Open-minded
Disciplinarians
Harmonizers
Traditionalists
Sexuality male
Sexuality female
Toying
Tussling
Balance
extravagance
creativity
adventuresomeness
individualism
spontaneity
autonomy
courage
victory
fight
freedom
fame
status
pride
effort
honour
efficiency
diligence
ambition
functionality
logic
order
justice
duty
obedience
morality
art
fun
variety
curiousness
humour
easiness
fantasy
candour
tolerance
poetry
flexibility
friendship
sensuality
family
loyalty
safety
security

10-14-2019 THOR INVESTOR DAY 2019 8

TARGET GROUP SEGMENTATION BRAND POSITIONING BY LIMBIC TYPE & PRICE RANGE 10 - 14 - 2019 THOR INVESTOR DAY 2019 9

10 - 14 - 2019 THOR INVESTOR DAY 2019 10 ▪ Target group profiles & data ▪ Personas, customer safaris ▪ Market potential per target group ▪ Brand positioning & architecture ▪ Brand performance study & benchmarking EHG BRAND MANAGEMENT FROM INSIGHT TO ACTION - STEP 1: ANALYZE Limbic Type profiles EHG Brand Study: brand performance / conversion / benchmarking by Limbic Type Promoters 41% Passives 34% Critics 24% 17 Socio - demographic data & market potential by Limbic Type HOUSEHOLD INCOME (PERCENTAGES) HOUSEHOLD INCOME (INDEX VALUES) RECOMMENDATON PURCHASE INTEREST AWARENESS

10 - 14 - 2019 THOR INVESTOR DAY 2019 11 ▪ Target group panels ▪ Customer workshops ▪ Design Thinking process user centered design support by EHG Innovation Camp products, services, business models EHG BRAND MANAGEMENT FROM INSIGHT TO ACTION - STEP 2: DESIGN Target group feedback via Kansei based interviews , VR, customer workshops , concept cars , field tests

10 - 14 - 2019 THOR INVESTOR DAY 2019 12 ▪ Relevant product / service / USP / content ▪ Target group activation via digital campaigns (e.g. via Facebook, Instagram) ▪ Digital partnership: brand generates the lead for & connects the lead with the dealer ▪ Consistent brand experience across all target group touchpoints => Game changer for the current RV business model EHG BRAND MANAGEMENT FROM INSIGHT TO ACTION - STEP 3: ACTIVATE Media spend: 9.429 € Reach/unique users: 758.773 Clicks: 67.949 Newsletter registrations: 2.966 Test drive registrations: 1.842 Cost per Click: 0,14 € Cost per Lead: 3,18 € Cost per Test drive: 5,12 € Cost per Customer (Conv. 10%): 51,24 € Social campaign mobile Social campaign landing page Social campaign dealer cockpit Social campaign POS brand experience

THOR INVESTOR DAY 2019 | EHG BRAND STRATEGY Bad Waldsee , 14 October 2019